First-Quarter Fiscal 2019 Earnings February 5, 2019 / efficacy usability allure integrity profitability Exhibit 99.2

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Ashland has identified some of these forward-looking statements with words such as “anticipates,” “believes,” “expects,” “estimates,” “is likely,” “predicts,” “projects,” “forecasts,” “objectives,” “may,” “will,” “should,” “plans” and “intends” and the negative of these words or other comparable terminology. Ashland may from time to time make forward-looking statements in its annual reports, quarterly reports and other filings with the SEC, news releases and other written and oral communications. These forward-looking statements are based on Ashland’s expectations and assumptions, as of the date such statements are made, regarding Ashland’s future operating performance and financial condition, as well as the economy and other future events or circumstances. These statements include, but may not be limited to, the statements under “Fiscal Year 2019 Outlook” on page 9 of the presentation, “Cost Reduction Targets” on page 10 of the presentation, “Second-Quarter Fiscal 2019 Outlook” on page 11 of the presentation, Ashland’s assessment on its progress towards becoming a premier specialty chemicals company and its expectations regarding its ability to drive sales and earnings growth, realize future cost reductions and complete the anticipated divestiture of its Composites business and Marl BDO facility. Ashland’s expectations and assumptions include, without limitation, internal forecasts and analyses of current and future market conditions and trends, management plans and strategies, operating efficiencies and economic conditions (such as prices, supply and demand, cost of raw materials, and the ability to recover raw-material cost increases through price increases), and risks and uncertainties associated with the following: the program to eliminate certain existing corporate and Specialty Ingredients expenses (including the possibility that such cost eliminations may not occur or may take longer to implement than anticipated), the expected divestiture of its Composites segment and the Marl BDO facility, and related merchant I&S products (including, in each case, the possibility that a transaction may not occur or that, if a transaction does occur, Ashland may not realize the anticipated benefits from such transaction), the impact of acquisitions and/or divestitures Ashland has made or may make (including the possibility that Ashland may not realize the anticipated benefits from such transactions); Ashland’s substantial indebtedness (including the possibility that such indebtedness and related restrictive covenants may adversely affect Ashland’s future cash flows, results of operations, financial condition and its ability to repay debt); severe weather, natural disasters, cyber events and legal proceedings and claims (including product recalls, environmental and asbestos matters); and without limitation, risks and uncertainties affecting Ashland that are described in Ashland’s most recent Form 10-K (including Item 1A Risk Factors) filed with the SEC, which is available on Ashland’s website at http://investor.ashland.com or on the SEC’s website at http://www.sec.gov. Various risks and uncertainties may cause actual results to differ materially from those stated, projected or implied by any forward-looking statements. Ashland believes its expectations and assumptions are reasonable, but there can be no assurance that the expectations reflected herein will be achieved. Unless legally required, Ashland undertakes no obligation to update any forward-looking statements made in this news release whether as a result of new information, future events or otherwise. Regulation G: Adjusted Results The information presented herein regarding certain unaudited adjusted results does not conform to generally accepted accounting principles in the United States (U.S. GAAP) and should not be construed as an alternative to the reported results determined in accordance with U.S. GAAP. Ashland has included this non-GAAP information to assist in understanding the operating performance of the company and its reportable segments. The non-GAAP information provided may not be consistent with the methodologies used by other companies. All non-GAAP information has been reconciled with reported U.S. GAAP results. Although Ashland provides forward-looking guidance for adjusted EBITDA, free cash flow and adjusted diluted earnings per share, Ashland is not reaffirming or providing forward-looking guidance for U.S. GAAP-reported financial measures or a reconciliation of forward-looking non-GAAP financial measures to the most directly comparable U.S. GAAP measure. Such reconciliations have not been included because Ashland is unable, without unreasonable efforts, to estimate and quantify the most directly comparable U.S. GAAP components, largely because predicting future operating results is subject to many factors not in Ashland’s control and not readily predictable and that are not part of Ashland’s routine operating activities, including various domestic and international economic, political, legislative, regulatory and legal factors.

First Quarter Summary

Ashland Global Holdings Inc. Adjusted Results Summary1 Highlights Sales down 1% including a -2 percentage point (ppt) impact from currency Reported net loss of $48 million, compared to a loss of $4 million last year; loss from continuing operations was $71 million or $1.14 per diluted share2 EBITDA increased to $100 million vs. $93 million prior year EPS increased to $0.14 vs. $0.03 prior year Excluding intangible amortization, EPS would have been $0.26 greater Key Drivers Reflects discontinued operations accounting for Composites and Marl butanediol (BDO) facility; continuing operations includes Specialty Ingredients and Lima BDO facility Selling, general & administrative (SG&A) expense down by $9 million due primarily to the ongoing cost reduction program Planned turnaround at Lima impacted Intermediates & Solvents (I&S) EBITDA by approximately $3 million; outlook reaffirmed for fiscal year All figures are presented on an adjusted basis except Sales, Net interest expense, Diluted share count (million shares) and net loss. Appendix C reconciles adjusted amounts to amounts reported under GAAP, including reconciliations of net income to EBITDA and adjusted EBITDA, operating income to adjusted operating income, income (loss) from continuing operations to adjusted income from continuing operations and diluted earnings per share to adjusted diluted earnings per share. Unless otherwise noted, earnings are reported on a diluted share basis.

Specialty Ingredients Adjusted Results Summary1 Highlights Sales up 1% including a -1 ppt impact from currency and -1 ppt impact from Colgate oral-care reformulation2 EBITDA increased to $112 million, a 7% increase versus prior year EBITDA margin increased 120 bps to 20.3% versus prior year Key Drivers Sales growth consistent with expectations during seasonally slow quarter and in the context of negative foreign currency and anticipated Colgate oral-care reformulation Continued pricing discipline resulted in positive price vs. raw material costs SG&A down $8 million and nearly 150 bps as % of sales due primarily to the ongoing cost reduction program Foreign currency negatively impacted EBITDA growth by 2% or $2 million All figures are presented on an adjusted basis except Sales. Appendix C reconciles adjusted amounts to amounts reported under GAAP, including reconciliations of operating income to adjusted EBITDA and operating income to adjusted operating income. As disclosed on the fiscal-fourth quarter 2018 earnings call.

Specialty Ingredients Sales Trends by End Market Performance Specialties Average USD / EUR of $1.14 in current quarter compared to $1.18 in prior-year period. 2017 results restated to 2018 foreign exchange rates. End Market Commentary Total sales grew 3% excluding the impact of foreign currency (-1 ppt2) and Colgate-Gantrez (-1 ppt) Personal Care sales grew 1% excluding the impact of foreign currency (-1 ppt) and Colgate-Gantrez (-4 ppts) Strong double-digit growth in biofunctional ingredients within Personal Care Strategic gains propel Pharma as we begin to lap the first year of excipient capacity expansions After full year of new capacity benefit, expect continued growth from new innovations and product introductions Healthy Adhesives pricing and customer share gains Coatings flat consistent with demand at some larger customers

Intermediates & Solvents Adjusted Results Summary1 Highlights Sales down 26% with improved product mix EBITDA decreased to $3 million EBITDA margin decreased to 13.0% Key Drivers Reflects results of the Lima facility only; Marl now reported in discontinued operations Gross profit and EBITDA down primarily due to the $3 million impact from the planned outage at Lima Improved mix expected to lead to full-year results consistent with expectations All figures are presented on an adjusted basis except Sales and Selling, general and admin./R&D costs. Appendix C reconciles adjusted amounts to amounts reported under GAAP, including reconciliations of operating income to adjusted EBITDA and operating income to adjusted operating income.

Outlook Summary

Ashland Global Holdings Inc. Fiscal Year 2019 Outlook Definition of free cash flow: operating cash flow less capital expenditures and other items Ashland has deemed non-operational (if applicable). Outlook inclusive of an estimated $40 million of separation and restructuring-related costs. Highlights Reaffirm all operating segment Adjusted EBITDA outlooks Reaffirm Adjusted EPS outlook Reaffirm free cash flow1 outlook of $175 million inclusive of an estimated $40 million of separation and restructuring-related costs

Ashland Global Holdings Inc.

Cost Reduction Targets

As presented on July 31, 2018

$120 million cost savings components[1]


Campuses
Manufacturing facilities
Labs
Third party
Transfer with sale
Direct headcount
Resource group headcount

$50 million Specialty Ingredients reduction

$70 million of transferred / stranded costs

Expected Timing

- ~$20 million run rate[2] by 9/30/18
- ~$50 million run rate[2] by 12/31/18
- ~$60 - $70 million realized savings in FY2019
- ~$20 million realized savings in Specialty Ingredients in FY2019
- ~$120 million run rate[2] by 12/31/19

On track to achieve all cost reduction program targets

1 Manufacturing facilities cost reductions will appear as a reduction to cost of goods sold.
2 Run-rate savings are cost savings that have been achieved and will be realized in future periods.

Ashland always solving

10

Highlights Expect Q2 adjusted EPS1 in the range of $0.80 - $0.90 Outlook assumes effective tax rate of 15% Outlook reflects discontinued operations accounting for Composites and Marl Key Drivers Continued strong year-over-year EBITDA growth in Specialty Ingredients Expect organic sales growth excluding the impact of unfavorable foreign currency2 and the Colgate oral-care reformulation On track to achieve all cost reduction program targets Divestiture of Composites and Marl BDO facility remains on track with closing anticipated by June 30 Ashland Global Holdings Inc. Second-Quarter Fiscal 2019 Outlook Non-GAAP measure. Appendix C reconciles reported adjusted amounts to amounts reported under GAAP, including reconciliations of diluted earnings per share to adjusted diluted earnings per share. Forecasted information is not reconciled to applicable US GAAP captions. Estimated currency sensitivity, primarily driven by the Euro, of approximately $1.5 million of annual adjusted EBITDA per year-over-year Euro cent change.

Appendix A: Key Items and Balance Sheet

First Fiscal Quarter – Continuing Operations Key Items Affecting Income ($ in millions, except EPS) Total Preliminary Specialty Ingredients I&S UnallocatedandOther Pre-tax After-tax After-tax earnings per Share 2019 Restructuring, separation and other costs $-28 $-17 $-45 $-41 $-0.65 Unrealized loss on securities -30 $-30 -23 -0.36 Net loss on divestitures -3 $-3 -2 -0.04 Gain on pension and OPEB 18 $18 14 0.22 Tax specific key items $0 -28 -0.45 Total $-28 $-32 $-60 $-80 $-1.28 2018 Restructuring, separation and other costs $-3 $-11 $-14 $-10 $-0.17 Environmental reserve adjustments -11 -11 -8 -0.13 Tax specific key items 0 -16 -0.24 Total $-3 $0 $-22 $-25 $-34 $-0.54

Liquidity and Net Debt ($ in millions)

Appendix B: Business Profiles 12 Months Ended December 31, 2018

Specialty Ingredients Sales by Market1 For 12 Months Ended December 31, 2018 Sales: $2.5 billion Adjusted EBITDA: $580 million Adjusted EBITDA Margin: 23.5% Sales by Product Cellulosics 34% PVP 17% Adhesives 14% North America 40% Asia Pacific 19% Europe 33% Latin America/ Other – 8% Actives – 6% Vinyl Ethers 5% Sales by Geography A global leader of cellulose ethers, vinyl pyrrolidones and biofunctionals Pharmachem 10% Pharmachem 10% 1 Within the Sales by Market chart above, Industrial Specialties are presented in green and Consumer Specialties are presented in blue. .

Appendix C: Non-GAAP Reconciliation1 Although Ashland provides forward looking guidance for adjusted EBITDA in this presentation, Ashland is not reaffirming or providing forward-looking guidance for U.S. GAAP reported financial measures or a reconciliation of forward-looking non-GAAP financial measures to the most directly comparable U.S. GAAP measure because it is unable to predict with reasonable certainty the ultimate outcome of certain significant items without unreasonable effort.

Ashland Global Holdings Inc. and Consolidated Subsidiaries Reconciliation of Non-GAAP Data for 3 Months Ended December 31, 2018 North America2 __% Asia Pacific __% Latin America/ Other - _% Europe __% Ashland Specialty Ingredients __% Ashland Performance Materials __% Valvoline __% 1Quarterly totals may not sum to actual results due to quarterly rounding conventions. Calculation of adjusted EBITDA for each quarter has been reconciled within certain financial filings with the SEC and posted on Ashland's website for each reportable segment. Ashland Inc. and Consolidated Subsidiaries Reconciliation of Non-GAAP Data for the 12 Months Ended Jun. 30, 2012 ($ millions, except percentages) Sales1 Q1 19 Q3 18 Q2 18 Total Specialty Ingredients 553 638 646 2473 Intermediates and Solvents 23 31 26 111 Total 576 669 672 2584 Adjusted EBITDA1 Q1 19 Q3 18 Q2 18 Total Segment %'s Specialty Ingredients 112 155 153 580 0.48705882352941177 57 Intermediates and Solvents 3 8 7 27 2.1% 18 Unallocated -15 -21 -22 -85 Total 100 142 138 522

Ashland Global Holdings Inc. and Consolidated Subsidiaries Segment Components of Key Items for Applicable Income Statement Captions for 3 Months Ended December 31, 2018 North America2 __% Asia Pacific __% Latin America/ Other - _% Europe __% Ashland Specialty Ingredients __% Ashland Performance Materials __% Valvoline __% ($ millions) 1Represents the tax effect of the key items that are previously identified above. 2 Represents key items resulting from tax specific financial transactions, tax law changes or other matters that fall within the definition of tax specific key items. Specialty Intermediates Unallocated Ingredients and Solvents & Other Total OPERATING INCOME (LOSS) Operating key items: Restructuring, separation and other costs $ -28 $ 0 $ -17 $ -45 All other operating income (loss) 54 0 -16 38 Operating income (loss) 26 0 -33 -7 NET INTEREST AND OTHER FINANCING EXPENSE Key items 30 30 All other net interest and other financing expense 25 25 NET LOSS ON DIVESTITURES Key items 3 3 OTHER NET PERIODIC BENEFIT INCOME Key items 18 18 INCOME TAX EXPENSE (BENEFIT) Tax effect of key items1 -8 -8 Tax specific key items2 28 28 All other income tax expense 4 4 24 24 INCOME (LOSS) FROM CONTINUING OPERATIONS $ 26 $ 0 $ -97 $ -71

Ashland Global Holdings Inc. and Consolidated Subsidiaries Segment Components of Key Items for Applicable Income Statement Captions for 3 Months Ended December 31, 2017 North America2 __% Asia Pacific __% Latin America/ Other - _% Europe __% Ashland Specialty Ingredients __% Ashland Performance Materials __% Valvoline __% ($ millions) 1Represents the tax effect of the key items that are previously identified above. 2 Represents key items resulting from tax specific financial transactions, tax law changes or other matters that fall within the definition of tax specific key items. Specialty Intermediates Unallocated Ingredients and Solvents & Other Total OPERATING INCOME (LOSS) Operating key items: Restructuring, separation and other costs $ -3 $ 0 $ -11 $ -14 Environmental reserve adjustments 0 0 -11 -11 All other operating income (loss) 45 3 -18 30 Operating income (loss) 42 3 -40 5 NET INTEREST AND OTHER FINANCING EXPENSE 26 26 NET LOSS ON DIVESTITURES 1 1 INCOME TAX EXPENSE (BENEFIT) Tax effect of key items1 -7 -7 Tax specific key items2 16 16 All other income tax expense 1 1 10 10 INCOME (LOSS) FROM CONTINUING OPERATIONS $ 42 $ 3 $ -77 $ -32

Ashland Global Holdings Inc. and Consolidated Subsidiaries Reconciliation of Non-GAAP Data – Free Cash Flow and Adjusted Operating Income for 3 Months Ended December 31, 2018 and 2017 North America2 __% Asia Pacific __% Latin America/ Other - _% Europe __% Ashland Specialty Ingredients __% Ashland Performance Materials __% Valvoline __% 1Free cash flow is defined as cash flows provided (used) by operating activities less additions to property, plant and equipment and other items Ashland has deemed non-operational (if applicable). ($ millions) Three months ended December 31 Free cash flows1 2018 2017 Total cash flows provided by operating activities from continuing operations $ -9 $ -31 Adjustments: Additions to property, plant and equipment -33 -21 Free cash flows1 $ -42 $ -52 Three months ended December 31 Adjusted operating income 2018 2017 Operating income (loss) (as reported) $ -7 $ 5 Key items, before tax: Restructuring, separation and other costs 45 14 Environmental reserve adjustments 0 11 Adjusted operating income (non-GAAP) $ 38 $ 30

Ashland Global Holdings Inc. Reconciliation of Non-GAAP Data – Adjusted EBITDA for 3 Months Ended December 31, 2018 and 2017 North America2 __% Asia Pacific __% Latin America/ Other - _% Europe __% Ashland Specialty Ingredients __% Ashland Performance Materials __% Valvoline __% ($ millions) 1Depreciation and amortization excludes accelerated depreciation of $19 million and $2 million for Specialty Ingredients for the three months ended December 31, 2018 and 2017, respectively, and $4 million for Unallocated and other for the three months ended December 31, 2017, which are included as key items within this table. Three months ended December 31 Adjusted EBITDA - Ashland Global Holdings Inc. 2018 2017 Net loss $ -48 $ -4 Income tax expense 24 10 Net interest and other financing expense 55 26 Depreciation and amortization 1 62 64 EBITDA 93 96 Income from discontinued operations (net of taxes) -23 -28 Gain on pension and other postretirement plan remeasurements -18 0 Net loss on divestitures key items 3 0 Operating key items 45 25 Adjusted EBITDA $ 100 $ 93

Specialty Ingredients, Intermediates and Solvents Reconciliation of Non-GAAP Data – Adjusted EBITDA for 3 Months Ended December 31, 2018 and 2017 North America2 __% Asia Pacific __% Latin America/ Other - _% Europe __% Ashland Specialty Ingredients __% Ashland Performance Materials __% Valvoline __% ($ millions) 1Depreciation and amortization excludes accelerated depreciation of $19 million and $2 million for Specialty Ingredients for the three months ended December 31, 2018 and 2017, respectively, and $4 million for Unallocated and other for the three months ended December 31, 2017, which are included as key items within this table. Three months ended December 31 Adjusted EBITDA - Specialty Ingredients 2018 2017 Operating income $ 26 $ 42 Add: Depreciation and amortization 1 58 60 Operating key items 28 3 Adjusted EBITDA $ 112 $ 105 Adjusted EBITDA - Intermediates and Solvents Operating income $ 0 $ 3 Add: Depreciation and amortization 3 4 Operating key items 0 0 Adjusted EBITDA $ 3 $ 7

Ashland Global Holdings Inc. and Consolidated Subsidiaries Reconciliation of Non-GAAP Data – Adjusted Income from Continuing Operations for 3 Months Ended December 31, 2018 and 2017 North America2 __% Asia Pacific __% Latin America/ Other - _% Europe __% Ashland Specialty Ingredients __% Ashland Performance Materials __% Valvoline __% 1Represents the tax effect of the key items that are previously identified above. 2Represents key items resulting from tax specific financial transactions, tax law changes or other matters that fall within the definition of tax specific key items. These tax specific key items included the following: Deferred tax rate changes: Includes the impact from the remeasurement of Ashland’s domestic deferred tax balances resulting from the enactment of the Tax Cuts and Jobs Act (Tax Act) as well as the impact from rate changes for other jurisdictions. One-time transition tax: Includes the one-time transition tax expense resulting from the enactment of the Tax Act. Restructuring and separation activity: Includes the impact from company-wide restructuring activities. These adjustments related to various tax impacts including state tax costs, foreign tax costs and other tax account adjustments. Other tax reform: Includes the impact of other items related to the Tax Act and other tax law. These adjustments include the impact from the deductibility of compensation items and miscellaneous state tax items. ($ millions) Three months ended December 31 2018 2017 Loss from continuing operations (as reported) $ -71 $ -32 Key items, before tax: Restructuring, separation and other costs 45 14 Gain on pension and other postretirement plan remeasurements -18 0 Environmental reserve adjustments 0 11 Unrealized loss on securities 30 0 Net loss on divestitures 3 0 Key items, before tax 60 25 Tax effect of key items1 -8 -7 Key items, after tax 52 18 Tax specific key items: Deferred tax rate changes 2 -,126 One-time transition tax 22 142 Restructuring and separation activity 1 0 Other tax reform 3 0 Tax specific key items2 28 16 Total key items 80 34 Adjusted income from continuing operations (non-GAAP) $ 9 $ 2 a

Ashland Global Holdings Inc. and Consolidated Subsidiaries Reconciliation of Non-GAAP Data – Adjusted Diluted EPS from Continuing Operations for 3 Months Ended December 31, 2018 and 2017 North America2 __% Asia Pacific __% Latin America/ Other - _% Europe __% Ashland Specialty Ingredients __% Ashland Performance Materials __% Valvoline __% 1Represents the tax effect of the key items that are previously identified above. 2Represents key items resulting from tax specific financial transactions, tax law changes or other matters that fall within the definition of tax specific key items. These tax specific key items included the following: Deferred tax rate changes: Includes the impact from the remeasurement of Ashland’s domestic deferred tax balances resulting from the enactment of the Tax Cuts and Jobs Act (Tax Act) as well as the impact from rate changes for other jurisdictions. One-time transition tax: Includes the one-time transition tax expense resulting from the enactment of the Tax Act. Restructuring and separation activity: Includes the impact from company-wide restructuring activities. These adjustments related to various tax impacts including state tax costs, foreign tax costs and other tax account adjustments. Other tax reform: Includes the impact of other items related to the Tax Act and other tax law. These adjustments include the impact from the deductibility of compensation items and miscellaneous state tax items. Three months ended December 31 2018 2017 Diluted EPS from continuing operations (as reported) $ -1.1399999999999999 $ -0.51 Key items, before tax: Restructuring, separation and other costs 0.71 0.22 Gain on pension and other postretirement plan remeasurements -0.28999999999999998 0 Environmental reserve adjustments 0 0.19 Unrealized loss on securities 0.47 0 Net loss on divestitures 0.05 0 Key items, before tax 0.94 0.41000000000000003 Tax effect of key items1 -0.11 -0.11 Key items, after tax 0.83 0.30000000000000004 Tax specific key items: Deferred tax rate changes 0.03 -1.99 One-time transition tax 0.35 2.23 Restructuring and separation activity 0.02 0 Other tax reform 0.05 0 Tax specific key items2 0.45 0.24 Total key items 1.28 0.54 Adjusted diluted EPS from continuing operations (non-GAAP) $ 0.14000000000000012 $ 3.0000000000000027E-2 a

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